SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of Earliest Event Reported): March 12, 2002


                                D.G. JEWELRY INC.
             (Exact Name of Registrant as Specified in its Charter)



   Province of Ontario               001-14600                    N/A
   --------------------              ---------                    ---
(State or Other Jurisdiction of     (Commission               (I.R.S. Employer
Incorporation or Organization)       File Number)              ID Number)




1001 Petrolia Road, Toronto, Ontario, Canada                   M3J 2X7
--------------------------------------------                   -------
(Address of Principal Executive Offices)                      (Zip Code)


(416) 665-8844
Registrant's telephone number, including area code:




(Former Name or Former Address if Changed Since Last Report)

Item 5.   Other Events.

         By a resolution of the Board of Directors dated as of March 12, 2002, D.G. Jewelry Inc. has extended the period during which the 1,265,000 warrants issued in conjunction with the Company's IPO in April, 1997 may be exercised, for a further three years, until 4:00 pm Eastern Time on April 16, 2005, and has also reduced the exercise price at which shares may be purchased on exercise of the warrants from $6.25 to $4.00.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: April 8, 2002
                                              D.G. JEWELRY INC.



                                         By:/s/Samuel Jacob Berkovits
                                              Samuel Jacob Berkovits
                                              President, CEO